UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2005

SUNOCO, INC.

(Exact name of registrant as specified in its charter)

Date of Report: January 28, 2005

SUNOCO, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-6841	23-1743282
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

Ten Penn Center, 1801 Market Street, Philadelphia, PA	19103-1699
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 28, 2005, Sunoco, Inc. (the “Company”) announced a reduction in fourth quarter and full year earnings, previously stated in the Company’s quarterly earnings press release, published on January 20, 2005. As adjusted, net income for the fourth quarter is $178 million ($2.48 per share diluted) and $605 million ($8.08 per share diluted) for the year. The adjustment had no impact on the Company’s cash flow. A copy of the Company’s January 28, 2005 press release with respect to this matter is attached as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

Subsequent to releasing its fourth quarter earnings on January 20, 2005, the Company’s independent auditors indicated that the major public accounting firms were reevaluating the appropriateness of the accounting by many companies, including Sunoco, for certain insurance policies issued through an energy industry mutual insurance consortium. After reviewing the matter, the Company concluded that current and future premiums under these insurance policies should be accounted for as retrospective premiums (since they reflect the impact of past claims experience), and the prior accounting treatment should be corrected. As a result, the Company recorded a $10 million after-tax charge in the 2004 fourth quarter for the estimated liability attributable to the retrospective premiums. The Company has not yet filed its Annual Report on Form 10-K, for the fiscal year ended December 31, 2004. The Company’s financial statements in that Annual Report will reflect the revised accounting treatment. No restatement of prior periods was required as the impact on such periods would not have been material.

The information in this report, being furnished pursuant to Item 2.02 and 7.01 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On January 20, 2005, in connection with its quarterly earnings release announcing financial results for the 2004 fourth quarter, the Company conducted a teleconference with investors that included a slide presentation. A new version of that slide presentation, revised to reflect the matters discussed in Item 2.02 (above), is attached as Exhibit 99.2 and is incorporated herein by reference. A copy of the revised slides will be posted on the Company’s website at www.SunocoInc.com.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibit

99.1	Press release dated January 28, 2005.

99.2	Investor conference call slide presentation (revised to reflect changes in accounting treatment of certain items)

Safe Harbor Statement

Statements contained in the exhibits to this report that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunoco, Inc. (Registrant)

/s/ JOSEPH P. KROTT
Joseph P. Krott
Comptroller (Principal Accounting Officer)

Date January 28, 2005